UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET WORLDWIDE INCOME
FUND INC.

FORM N-Q

MARCH 31, 2010

Schedule of investments (unaudited)

March 31, 2010

WESTERN ASSET WORLDWIDE INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES — 49.3%
CONSUMER DISCRETIONARY — 3.4%
Media — 3.4%
Globo Communicacoes e Participacoes SA,
Senior Bonds	7.250%	4/26/22	610,000		$645,075	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,850,000		1,856,614
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	2,210,000		2,243,528
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	1,330,000		1,409,800	(a)
TOTAL CONSUMER DISCRETIONARY					6,155,017
ENERGY — 19.7%
Oil, Gas & Consumable Fuels — 19.7%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	841,500		866,170	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000		1,338,000
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	3,230,000		3,648,488	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	4,150,000		4,284,875	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	7,660,000		7,556,100
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000		1,752,843
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	2,290,000		1,414,075
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,150,000		4,886,625
Petroleum Co. of Trinidad & Tobago Ltd.,
Senior Notes	9.750%	8/14/19	850,000		971,125	(a)
Petronas Capital Ltd.	5.250%	8/12/19	6,764,000		6,878,474	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III,
Senior Secured Bonds	6.750%	9/30/19	1,103,000		1,233,238	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III,
Senior Secured Notes	5.500%	9/30/14	1,230,000		1,326,310	(a)
TOTAL ENERGY					36,156,323
FINANCIALS — 7.0%
Commercial Banks — 4.9%
HSBC Bank PLC, Credit-Linked Notes,
(Russian Agricultural Bank)	8.900%	12/20/10	22,771,000	RUB	625,651	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	244,000		230,372	(a)(c)
RSHB Capital, Loan Participation Notes,
Secured Notes	7.125%	1/14/14	3,439,000		3,748,510	(a)
RSHB Capital, Loan Participation Notes,
Senior Secured Bonds	6.299%	5/15/17	854,000		890,210	(a)
RSHB Capital, Loan Participation Notes,
Senior Secured Notes	9.000%	6/11/14	3,020,000		3,498,972	(a)
Total Commercial Banks					8,993,715
Diversified Financial Services — 2.1%
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	1,021,000		1,116,719	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,300,000		2,520,250	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000		176,200	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	113,000		124,582	(a)
Total Diversified Financial Services					3,937,751
TOTAL FINANCIALS					12,931,466
INDUSTRIALS — 1.5%
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	866,000		933,115	(a)
Rearden G Holdings EINS GmbH, Senior
Notes	7.875%	3/30/20	370,000		376,475	(a)
Total Building Products					1,309,590
Construction & Engineering — 0.8%
Odebrecht Finance Ltd.	7.500%	10/18/17	290,000		311,025	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000		1,140,413	(a)
Total Construction & Engineering					1,451,438
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	38,000		39,140
TOTAL INDUSTRIALS					2,800,168

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET WORLDWIDE INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS — 7.9%
Metals & Mining — 7.3%
Evraz Group SA, Notes	8.875%	4/24/13	1,395,000		$1,468,079	(a)
Evraz Group SA, Notes	9.500%	4/24/18	350,000		377,563	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	140,000		155,959
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	500,000		530,000	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	3,062,000		3,605,912
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,912,000		4,056,940
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,660,000		2,932,650	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000		187,000	(a)
Total Metals & Mining					13,314,103
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,055,000		1,137,545
TOTAL MATERIALS					14,451,648
TELECOMMUNICATION SERVICES — 7.6%
Diversified Telecommunication Services — 4.5%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	5,100,000		5,114,725	(a)
Vimpel Communications, Loan Participation
Notes	8.375%	4/30/13	480,000		522,000	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes,
Secured Notes	8.375%	4/30/13	2,465,000		2,689,630	(a)
Total Diversified Telecommunication Services					8,326,355
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	869,000		922,341
True Move Co., Ltd.	10.750%	12/16/13	270,000		283,163	(a)
True Move Co., Ltd.	10.375%	8/1/14	3,880,000		4,035,200	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	450,000		471,937	(a)
Total Wireless Telecommunication Services					5,712,641
TOTAL TELECOMMUNICATION SERVICES					14,038,996
UTILITIES — 2.2%
Electric Utilities — 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,685,000		1,845,075	(a)
EEB International Ltd.	8.750%	10/31/14	300,000		334,500	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	550,000		613,250	(a)
Total Electric Utilities					2,792,825
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	780,000		787,215	(a)
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior
Notes	7.625%	7/29/19	400,000		444,000	(a)
TOTAL UTILITIES					4,024,040
TOTAL CORPORATE BONDS & NOTES (Cost — $82,655,202)					90,557,658
COLLATERALIZED SENIOR LOANS — 0.5%
ENERGY — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Ashmore Energy International, Synthetic
Revolving Credit Facility	3.246%	4/30/10	114,773		106,596	(c)(d)(e)
Ashmore Energy International, Term Loan	3.290%	6/30/10	866,930		805,161	(a)(c)(d)(e)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $936,648)					911,757
SOVEREIGN BONDS — 46.2%
Argentina — 3.7%
Republic of Argentina	10.500%	11/14/02	5,000,000	DEM	1,450,211	(f)
Republic of Argentina	7.000%	3/18/04	3,500,000	DEM	1,039,318	(f)
Republic of Argentina, Bonds	7.000%	9/12/13	2,399,000		2,138,309
Republic of Argentina, GDP Linked Securities	1.262%	12/15/35	1,700,000	EUR	156,709	(c)
Republic of Argentina, GDP Linked Securities	1.330%	12/15/35	1,565,000	EUR	120,505	(c)
Republic of Argentina, GDP Linked Securities	1.383%	12/15/35	9,904,661	ARS	169,033	(c)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	1,800,000	EUR	1,069,715	(f)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET WORLDWIDE INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Argentina — continued
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	2,000,000,000	ITL	$585,939	(f)
Total Argentina					6,729,739
Brazil — 6.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	13,939,000	BRL	7,636,724
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,548,000	BRL	1,288,650
Federative Republic of Brazil	7.125%	1/20/37	1,818,000		2,078,883
Total Brazil					11,004,257
Colombia — 3.9%
Republic of Colombia	7.375%	9/18/37	4,385,000		4,933,125
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,319,240
Total Colombia					7,252,365
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	2,020,000		2,156,740
Indonesia — 2.9%
Republic of Indonesia	10.250%	7/15/22	5,020,000,000	IDR	593,039
Republic of Indonesia	11.000%	9/15/25	10,328,000,000	IDR	1,256,962
Republic of Indonesia	10.250%	7/15/27	9,706,000,000	IDR	1,098,770
Republic of Indonesia, Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,204,394
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	1,030,000		1,148,450	(a)
Total Indonesia					5,301,615
Panama — 3.0%
Republic of Panama	7.250%	3/15/15	3,202,000		3,674,295
Republic of Panama	9.375%	4/1/29	1,290,000		1,757,625
Total Panama					5,431,920
Peru — 4.1%
Republic of Peru	8.750%	11/21/33	2,467,000		3,281,110
Republic of Peru, Bonds	6.550%	3/14/37	3,889,000		4,180,675
Total Peru					7,461,785
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	500,000		511,750	(a)
Russia — 5.9%
Russian Foreign Bond-Eurobond, Bonds	12.750%	6/24/28	173,000		307,957	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	9,110,480		10,523,516	(a)
Total Russia					10,831,473
Turkey — 8.6%
Republic of Turkey	11.500%	1/23/12	1,490,000		1,722,812
Republic of Turkey	11.000%	1/14/13	730,000		881,475
Republic of Turkey	7.250%	3/15/15	425,000		479,740
Republic of Turkey	11.875%	1/15/30	3,822,000		6,110,614
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		555,600
Republic of Turkey, Notes	6.875%	3/17/36	4,384,000		4,449,760
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,254,125
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		389,300
Total Turkey					15,843,426
United Arab Emirates — 0.3%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	500,000		535,288	(a)
Venezuela — 6.3%
Bolivarian Republic of Venezuela	8.500%	10/8/14	365,000		319,375
Bolivarian Republic of Venezuela	5.750%	2/26/16	10,497,000		7,662,810	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000		375,970
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000		2,740,550
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000		437,212

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET WORLDWIDE INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior
Bonds	9.250%	9/15/27	160,000	$126,000
Total Venezuela				11,661,917
TOTAL SOVEREIGN BONDS (Cost — $81,392,226)				84,722,275

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	637,450	*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $164,984,076)				176,829,140

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 3.7%
U.S. Government Agency — 0.2%
Federal National Mortgage Association
(FNMA), Discount Notes (Cost - $304,780)	0.180%	8/23/10	$305,000	304,756	(g)(h)
Repurchase Agreement — 3.5%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $6,413,002; (Fully collateralized by U.S. government agency obligations, 0.000% due 4/13/10 to 4/28/10; Market value - $6,544,510) (Cost - $6,413,000)	0.010%	4/1/10	6,413,000	6,413,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $6,717,780)				6,717,756
TOTAL INVESTMENTS — 100.0% (Cost — $171,701,856#)				$183,546,896

†				Face amount denominated in U.S. dollars, unless otherwise noted.
*				Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)				Illiquid security.
(c)				Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(d)				Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)				The date shown represents the last in range of interest reset dates.
(f)				The coupon payment on these securities is currently in default as of March 31, 2010.
(g)				Rate shown represents yield-to-maturity.
(h)				All or a portion of this security is held as collateral for open futures contracts.
#				Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	- Argentine Peso
BRL	- Brazilian Real
DEM	- German Mark
EUR	- Euro
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
ITL	- Italian Lira
OJSC	- Open Joint Stock Company
RUB	- Russian Ruble

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Summary of Investments by Sector **

Sovereign Bonds	46.2%
Energy	20.2
Materials	7.9
Telecommunication Services	7.6
Financials	7.0
Consumer Discretionary	3.4
Utilities	2.2
Industrials	1.5
Warrants	0.3
Short-Term Investments	3.7

100.0%

**As a percentage of total investments. Please note that Fund holdings are as of March, 31, 2010 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$90,557,658	—	$90,557,658
Collateralized senior loans	—	911,757	—	911,757
Sovereign bonds	—	84,722,275	—	84,722,275
Warrants	—	637,450	—	637,450
Total long-term investments	—	$176,829,140	—	$176,829,140
Short-term investments†	—	6,717,756	—	6,717,756
Total investments	—	$183,546,896	—	$183,546,896
Other financial instruments:
Futures contracts	$71,618	—	—	71,618
Forward foreign currency contracts	—	16,586	—	16,586
Interest rate swaps‡	—	(21,705)	—	(21,705)
Total other financial instruments	71,618	(5,119)	—	66,499
Total	$71,618	$183,541,777	—	$183,613,395

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaps Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,237,612
Gross unrealized depreciation	(4,392,572)
Net unrealized appreciation	$11,845,040

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Brazilian Real	1,020,509	573,480	4/5/10	16,586

At March 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	168	6/10	$19,458,382	$19,530,000	$71,618

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$3,443,021	1/2/12	BRL-CDI	10.560%	—	$(7,357	)*
Credit Suisse First Boston Inc.	4,953,550	1/2/12	BRL-CDI	10.510%	—	(14,348	)*
Total	$8,396,571					$(21,705)

‡  Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

As of March 31, 2010, the Brazil CETIP Inter-bank Deposit (CDI) rate was 8.610%.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Forward Foreign Currency Contracts	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	$71,618	$(21,705)	$49,913
Foreign Exchange Contracts	$16,586	—	—	16,586
Other Contracts	—	—	—	—
Total	$16,586	$71,618	$(21,705)	$66,499

During the period ended March 31, 2010, the Fund had average market values of $559,367, $141,188, and $19,628,438 in forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), and future contracts (to buy), respectively, and average notional balances in interest rate swap contracts of $8,396,571.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 26, 2010